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                                                                   EXHIBIT 10.14


                                COMMERCIAL LEASE


     THIS LEASE is made effective the 11th day of March, 1998, between ZASER & LONGSTON, INC., a Washington corporation ("Landlord") and PRIMEX AEROSPACE COMPANY, a Washington corporation ("Tenant").

     1.   Basic Lease Provisions.
          ----------------------

          DATE:                    March 11, 1998
          LANDLORD:                ZASE & LONGSTON, INC.
          ADDRESS OF LANDLORD:     1802 136TH PLACE N.E.
                                   BELLEVUE, WA 98005

          TENANT:                  PRIMEX AEROSPACE COMPANY

          ADDRESS OF TENANT:       11441 WILLOWS ROAD N.E.
                                   P.O. BOX 97009
                                   REDMOND, WA 98073-9709

          LEASED PREMISES:         Approximately 70 acres of land and the
                                   buildings and structures located thereon

          LEASE TERM:              Ten (10) Lease Years

          COMMENCEMENT DATE:       July 1, 1998

          TERMINATION DATE:        June 30, 2008

          BASIC MONTHLY RENT:      As set forth in Article 5 below.

          PERMITTED USES:          Research and manufacture of aerospace and
                                   defense related products, including but not limited to propellants, with associated testing, engineering and management activities.

     2.   Exhibits. The exhibits designated in this Section and attached to this
          --------
Lease are incorporated into this Lease by reference and are to be construed as a part of this Lease.

          Exhibit A -- Leased Premises Legal Description
          Exhibit B -- Site Plan

     3.   Leased Premises.  Landlord hereby leases to Tenant, and Tenant hereby
          ---------------
leases and takes from Landlord, the improved real property commonly known as the Special Weapons Storage Area near the Grant County Airport in Moses Lake, Washington (herein the "Leased Premises" or the "Premises"). The Leased Premises consist of the real property legally described in attached Exhibit A and the buildings and structures shown on the Site Plan attached as Exhibit B.

     4.   Term.  The term of this Lease shall be for a period of ten (10) years,
          ----
commencing on the first day of July, 1998 and ending on the 30th day of June, 2008, unless extended as provided herein. As used herein the term "Lease Year" shall mean the twelve (12) calendar month period commencing July 1, 1998 and ending on June 30, 1999 and each twelve (12) calendar month period thereafter during the term of this Lease.

     5.   Rent.
          ----

          5.1.  Minimum Rent. During the (10) year term, Tenant covenants and
                ------------
agrees to pay Landlord, without deduction or offset, as monthly minimum rent for the Leased Premises, the following amounts, in lawful money of the United States, per month in advance on the first day of each and every calendar month during each and every Lease Year of the term of the Lease:

                    Lease Year                    Monthly Minimum Rent
                    ----------                    --------------------

          July 1, 1998 - June 30, 1999            $12,000.00
          July 1, 1999 - June 30, 2000            $12,300.00
          July 1, 2000 - June 30, 2001            $12,607.50
          July 1, 2001 - June 30, 2002            $12,922.69
          July 1, 2002 - June 30, 2003            $13,245.75
          July 1, 2003 - June 30, 2004            $13,576.90
          July 1, 2004 - June 30, 2005            $13,916.32
          July 1, 2005 - June 30, 2006            $14,264.23
          July 1, 2006 - June 30, 2007            $14,620.83
          July 1, 2007 - June 30, 2008            $14,986.35

If the term ends prior to its expiration date, monthly minimum rent for any partial month at the end of the term shall be prorated on a daily basis and paid by Tenant in advance.

          5.2.  Additional Rent.  This Lease is entered into by Landlord for the
                ---------------
express purpose of providing Landlord with net income from minimum rent, free and clear of any and all expenses, charges, taxes, liens or impositions of any kind. In addition to the minimum rent, Tenant shall pay as additional rent all real or personal property taxes or other assessments, insurance premiums and operating and maintenance charges arising out of the Leased Premises or Tenant's use and occupancy thereof.

     6.   Utilities.  Tenant covenants and agrees to pay all charges for heat,
          ---------
light, sewer, water and all services and public utilities which may be used in or charged against the Leased Premises during the term of this Lease. All amounts due hereunder for utilities shall be deemed additional rent. Landlord shall not be liable for the failure of any utility services for any reason whatsoever, unless caused solely by Landlord's negligence or willful misconduct.

     7.   Taxes and Assessments.  During the term of this Lease, Tenant
          ---------------------
covenants and agrees to pay all real estate taxes and assessments on the Leased Premises or contents thereof directly to the taxing authority before delinquency. Landlord shall provide Tenant with copies of all tax and assessment statements that are sent to Landlord. All amounts due hereunder for real estate taxes and assessments shall be deemed additional rent. Any taxes and assessments payable during the year in which this Lease ends shall be prorated for the portion of the year the Leased Premises are under lease by Tenant. At Landlord's request, Tenant shall provide Landlord with receipts for tax payments or other evidence of payment. With respect to assessments which may be levied against or upon the Leased Premises, during the Lease term, Tenant shall be required to pay each year only the amount of such annual installments as shall be payable during any year of the Lease term (with appropriate proration for any partial year), and Tenant shall have no obligation to continue such payments after the termination of this Lease. Tenant shall be responsible for all personal property taxes attributable to Tenant's property. Subject to Landlord's prior written consent, Tenant may, at its sole discretion, appeal the valuation of the Leased Premises for real property tax purposes.

     8.   Business Purpose.  The Leased Premises may be used and occupied by
          ----------------
Tenant for research and manufacture of aerospace and defense related products, including but not limited to propellants, with associated testing, engineering and management activities. Tenant shall, at its expense, comply with all laws regulating the use of the Premises and Tenant's activities thereon.

     9.   Condition of Premises.  Tenant and its predecessor-in-interest have
          ---------------------
used and occupied the Leased Premises for a continuous period of approximately sixteen (16) years under a prior lease dated July 14, 1982. Tenant has inspected the Leased Premises and accepts the premises "as is," in its existing condition. Tenant acknowledges that Landlord has made no representations to Tenant respecting the condition of the Premises, the buildings and related improvements or their mechanical/electrical/utility systems. Tenant shall keep the Leased Premises neat, clean, and in a sanitary condition, to the satisfaction of the Board of Health and Fire Department of the City of Moses Lake and its inspectors; and shall comply with each and all applicable federal and state statutes and all ordinances of the City of Moses Lake now in force or hereafter enacted pertaining to the use and occupancy of said Premises by Tenant. Tenant shall control weeds on the Premises as required by the local weed control district.

     10.  Liability Insurance.  Tenant shall, commencing on the lease
          -------------------
commencement date and during the entire term of this Lease, keep in full force and effect a policy or policies of commercial general liability and property damage insurance with respect to the Leased Premises with coverage on an "occurrence basis" for bodily injury and property damage, in an amount not less than $3,000,000 per occurrence and $5,000,000 in the aggregate. Tenant's commercial

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general liability insurance coverage shall be reviewed at three (3) year intervals during the term of this Lease to determine adequacy of coverage and compliance with current industry standards. Each such policy shall name Landlord as an additional insured and shall contain a clause that the insurer shall not cancel or materially change such liability insurance without giving Landlord at least thirty (30) days prior written notice. Liability insurance shall be written by insurance companies authorized to do business in the State of Washington and accorded a rating by A.M. Best Company of "A" or better (or a comparable rating by any comparable successor rating agency). A certificate of liability insurance for each such policy shall be delivered to Landlord.

     11.  Property Insurance and Waiver of Subrogation.  Commencing on the lease
          --------------------------------------------
commencement date and at all times during the term of this Lease, Tenant shall maintain in effect upon the Leased Premises, fire and extended property insurance coverage for physical loss or damage to the buildings and improvements on the Leased Premises (including earthquake) and 100% (one year) rental income loss insurance written by insurance companies authorized to do business in the State of Washington and accorded a rating by A.M. Best Company of "A" or better (or a comparable rating by any comparable successor rating agency). The property insurance policy or policies shall be written in the form of replacement cost insurance in an amount not less than one hundred percent (100%) of the full replacement cost of the Tenant's Building, with building ordinance and increased cost of construction coverage. Landlord shall be designated as an additional insured on all such policies. Said policies shall provide that notice of cancellation of any policy or endorsement shall be given to Landlord at least thirty (30) days prior to such cancellation. Certificates of property insurance coverage and copies of all endorsements shall be furnished to Landlord prior to the lease commencement date. Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage or other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any policy endorsements necessary to evidence waiver of subrogation by the insurer against the parties.

     It shall be Tenant's responsibility to carry such fire, extended coverage and other insurance as it desires on its business and property located in or about the Leased Premises. Tenant agrees that any and all such insurance policies covering the business and property of Tenant 'shall be endorsed so as to waive any subrogation claim against Landlord. Neither Landlord nor Landlord's agent shall be liable for any damage sustained by Tenant or others, either to person or property caused by any defects in the Leased Premises or hereafter occurring therein; or due to the buildings on the Leased Premises or any part or appurtenance thereof, becoming out of repair; or caused by fire or by the bursting or leaking of water, gas, sewer or steam pipes; or from any act or neglect of Tenant or other occupant of said buildings, or any other persons, including Landlord or Landlord's agent or employees, or due to the happening of any accident from any cause in and about said buildings. Tenant agrees to defend, indemnify and hold harmless Landlord and Landlord's agents from and against all loss, liability, cost or expense including attorneys' fees arising out of any and all claims for damage suffered or alleged to be suffered in or about the Leased Premises by any person, firm or corporation, except for claims arising solely from the negligence or intentional acts of Landlord or its agents.

     12.  Hazardous Substances.
          --------------------

          12.1.  Compliance with Law. In its use of the Leased Premises, Tenant
                 -------------------
shall comply with all applicable laws, rules and regulations pertaining to the use, disposal, treatment, generation, storage or sale of any substances designated as, or containing components designated as hazardous, dangerous, toxic or harmful, or subject to regulation by any federal, state or local law, regulation, statute or ordinance (collectively referred to as "Hazardous Substances"). With respect to any such Hazardous Substance, Tenant shall:

                 12.1.1. Comply with all applicable governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, treatment, and disposal of Hazardous Substances; and

                 12.1.2. Allow Landlord or Landlord's agent or representative to enter upon the Leased Premises at all times to check Tenant's compliance with all applicable governmental regulations regarding the Hazardous Substances.

          12.2.  Cleanup Costs, Default and Indemnification.
                 ------------------------------------------

                 12.2.1. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs, and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances, in or about the Leased Premises.

                 12.2.2. Tenant shall indemnify, defend and save Landlord harmless from any and all of claims, costs, fees, penalties and charges assessed against or imposed upon Landlord (as well as Landlord's attorneys' fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances or the release thereof in or about the Leased Premises during the term of this Lease.

                 12.2.3. Upon Tenant's default under this Paragraph 12, in addition to the rights and remedies set forth elsewhere in this Lease, Landlord shall be entitled to the following rights and remedies:

                         12.2.3.1.  At Landlord's option, to terminate this
Lease for default as provided in Article 22; and

                         12.2.3.2.  To recover any and all damages associated
with the default, including, but not limited to cleanup costs and charges, civil and criminal penalties and fees, any and all damages and claims asserted by third parties, and Landlord's attorneys' fees and costs.

          12.3.  Landlord's Obligations.  Except for Tenant's obligations under
                 ----------------------
Section 12.1 and 12.2 above, Landlord shall indemnify, defend and save Tenant harmless from any and all claims, costs, fees, penalties and charges assessed against or imposed upon Tenant (as well as Tenant's attorneys' fees and costs) as the result of Landlord's use, disposal, transportation, generation and/or sale of Hazardous Substances or the release thereof in or about the Leased Premises prior to Tenant's (or its predecessor's) entry into possession on or about July 1, 1982. The parties acknowledge that the Hold Harmless Agreement dated March 20, 1990 (Tenant was then known as Rocket Research Company) between the parties remains in full force and effect.

     13.  Accidents.  Tenant shall defend, indemnify and hold the Landlord and
          ---------
Landlord's agents harmless from all liability, claims or damages of every kind and nature whatsoever that may be claimed or accrue by reason of any accident in or about the Leased Premises or from Tenant's use or occupation of the Leased Premises and areas adjacent thereto or caused by the acts or neglect of the Tenant or any agent of Tenant. Tenant agrees that neither Landlord nor Landlord's agents shall be liable to Tenant or to any person for claims arising from any defect in the construction or present condition of the Premises, whether known or unknown, except a claim arising out of Landlord's failure to repair or remedy a defect for which Landlord is responsible under Section 15.2 within thirty (30) days after Tenant's written notice of such defect to Landlord. In case Landlord shall, without fault on its part, be made a party to any litigation related to any accident in or about the Leased Premises, Tenant's use or occupation of the Leased Premises or any act or omission of Tenant or its agents, then Tenant shall defend, indemnify, protect and hold Landlord harmless and shall pay all costs, expenses, and reasonable attorneys' 'fees incurred or paid by Landlord in connection with such litigation. All personal property on the Leased Premises shall be at the risk of Tenant.

     14.  Damage by Fire or Other Casualty.  In case the improvements on the
          --------------------------------
Leased Premises are destroyed or substantially damaged by fire, earthquake, or other casualty during the term of this Lease, Tenant shall give Landlord prompt written notice thereof. If the improvements on the Leased Premises are destroyed or substantially damaged by fire or other casualty, Landlord or Tenant shall have the right at its option to terminate this Lease by written notice to the other. In the event of such termination of this Lease, the rights and liabilities of the parties hereto shall be determined and adjusted as of the date of such substantial damage or destruction, and the Lease shall terminate. Any such termination may be made by notice in writing of exercise of its option to terminate the Lease within sixty (60) days following the date of the destruction or damage. For purposes of this paragraph, damage will be deemed to be substantial if the reasonable cost of repairing and restoring the damaged or destroyed buildings and improvements for Tenant's use exceeds fifty percent (50%) of the value of such buildings and improvements prior to such damage.

     If less than all or a substantial portion of the buildings and improvements on the Leased Premises are damaged or destroyed and Landlord elects to rebuild and restore, then the Lease shall not be terminated, but shall remain in full force and effect subject to the following provisions. In the event that the Lease is not terminated, Landlord will rebuild and restore, at its expense and with reasonable diligence, the damaged or destroyed portions of the Premises as nearly as practicable to the condition they were in prior to such damage or destruction, provided, however, that the requirement to rebuild and restore the Premises shall not extend to any furnishings, fixture, or equipment which Tenant has previously installed in the Premises, whether or not title to such items had passed to Landlord under other provisions of this Lease. During the period of such rebuilding and restoration the rent shall be abated in the same ratio that the portion of the said Leased Premises rendered for the time being unfit for occupancy shall bear to the whole Leased Premises. Landlord and Tenant agree that any and all insurance payments for fire damage or destruction to the improvements on the Leased Premises shall be used for the sole purpose of repairing, rebuilding and/or restoring the improvements on the Leased Premises, unless this Lease is terminated as the result of such damage or destruction. If, under the terms of this Lease, the improvements on the Leased Premises are not rebuilt or restored, the insurance proceeds for loss of Landlord's building and property and loss of rents shall become the property of the Landlord, and the Lease shall terminate effective as of the date of such damage or destruction. Tenant shall release its interest and endorse all insurance proceeds checks to Landlord when no rebuilding is undertaken or for payment of rebuilding and restoration when such is undertaken, provided that property insurance on Tenant's trade fixtures, equipment and personal property shall be the property of Tenant. Notwithstanding any other provision of this paragraph to the contrary, in the event there are insufficient insurance proceeds available to the Landlord to rebuild and restore the Premises damaged by casualty, Landlord shall have the right at its option to terminate this Lease.

     15.  Maintenance and Repairs.
          -----------------------

          15.1.  Tenant's Obligations. Except as provided in Section 15.2 below,
                 --------------------
Tenant shall at all times throughout the lease term at its sole cost and expense keep and maintain the Leased Premises and every part thereof, exterior and interior (whether or not the need for such repairs occurs as the result of Tenant's use, the elements or the age of any portion of the Premises), including without limitation the interior and exterior of all buildings, exterior walls and roofs of buildings and all building fixtures, equipment, systems, utilities and appurtenances thereof (including lighting, heating and plumbing fixtures and HVAC systems) and all fences, gates, parking areas, driveways, roads, exterior lighting, landscaping and sprinkler systems in good order, condition and repair. The costs of any such repairs shall be billed directly to and paid by Tenant. Tenant shall immediately replace all broken glass in the Premises; make any necessary repairs to, or replacements of all mechanical, electrical and plumbing systems, apparatus and mechanisms; keep all plumbing operational and in good condition and repair including pipes, drains, toilets, basins, water heaters and the heating system of the Premises; and keep all utilities, including circuit breaker and panel box and meters in good condition and repair. Tenant shall permit no waste, injury or damage to the Premises. If Tenant fails or neglects to perform its obligation to preserve and maintain the Leased Premises in good condition and repair, then Landlord may, at its option, put or cause the same to be put into good condition and repair, and in such case Tenant shall pay the cost thereof on demand.

          15.2.  Landlord's Obligations.  Subject to Tenant's repair and
                 ----------------------
maintenance obligations under Section 15.1 above, Landlord agrees to maintain in good condition and repair, at its expense, the structure and foundation of all buildings on the Premises. Landlord shall have no other obligation to maintain or repair the Premises or any portion thereof.

     16.  Capital Improvements.  If the need for any major new major new
          --------------------
improvements related to Tenant's use of the Leased Premises or the repair or replacement of any major improvement in or to the Premises, having a cost in excess of $10,000.00 (collectively "Capital Improvement"), arises during the lease term, Landlord or Tenant may, by written notice to the other, request that the Capital Improvement be made. Capital Improvements shall not include normal maintenance and repair items or the repair or replacement of improvements at a cost of less than $10,000.00. The party requesting the Capital Improvement shall obtain and present to the other party a description of the proposed Capital Improvement, plans (if reasonably available) and one or more cost estimates. The proposed Capital Improvement shall be subject to mutual approval of Landlord and Tenant, which approval shall not be unreasonably withheld or delayed. If either party objects to the proposed Capital Improvement or its cost, the parties agree to negotiate in good faith to resolve the objection or to reduce the cost. If, after good faith negotiations, the parties are unable to agree on the proposed Capital Improvement, the Capital Improvement issue may be submitted to arbitration as provided in Article 30 below at the request of either party. (For purposes of this Section 16, the exclusions contained in Sections 30.3.1 and
30.3.2 shall not apply.)

     Landlord agrees to pay the cost of a mutually approved or arbitrator ordered Capital Improvement, and Tenant agrees to wholly or partially reimburse Landlord for the cost of such Capital Improvement by paying additional rent as provided herein. On the first day of the first month following completion of an approved Capital Improvement, Tenant shall commence payment of monthly additional rent in an amount sufficient to amortize the cost of the Improvement over a ten (10) year period with interest at the rate of ten percent (10%) per annum. Additional rent shall be due and payable with, and in addition to, monthly payment of minimum rent. Tenant shall have no obligation to pay such additional rent following the expiration of the ten (10) year lease term. If this Lease is terminated prior to the expiration of the ten (10) year lease term, as the result of Tenant's exercise of its option to terminate under
Article 31 or as the result of Tenant's breach of this Lease, then Tenant agrees that, in addition to any other amounts due Landlord, the full amount of additional rent payable for Capital Improvements, which would have been paid during the balance of the lease term (without the assessment of unearned interest), shall become immediately due and payable as of the date of such termination.

     17.  Alterations.  Subject to Landlord's prior written approval of plans
          -----------
and specifications, which approval shall not be unreasonably withheld or delayed, Tenant may make alterations and improvements to the Leased Premises reasonably necessary and appropriate for the conduct of Tenant's business. Tenant shall have no right to make any exterior or structural alterations to any building without Landlord's prior written consent. If Landlord consents to Tenant's proposed alterations, Landlord shall inform Tenant in connection with such consent whether Landlord will require Tenant to remove the proposed alterations and restore the Premises at the expiration of the term. All such alterations, additions and improvements shall be at the sole cost and expense of Tenant. With the exception of any movable partitions, trade fixtures, appliances and equipment which may be installed with Landlord's consent, all such alterations, additions and improvements shall become the property of Landlord and shall remain in and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance or injury, provided that, at Landlord's option (which option must be exercised at the time consent to such alteration is given as provided above), Tenant shall, at its expense, remove such alterations and restore the Premises to its pre-existing condition, normal wear and tear excepted, at the expiration or earlier termination of this Lease. If Tenant performs work on the Premises, Tenant agrees to comply with all laws, ordinances, rules and regulations of any authorized public authority. Tenant further agrees to defend, indemnify and save Landlord and its property free and harmless from lien, damage, loss or expense arising out of said work.

     Tenant shall have the right to construct on, or move additional structures or buildings onto, the Premises subject to thirty (30) days prior written notice to and approval by Landlord. Said buildings or structures shall be constructed in accordance with the Grant County Building. Code. Landlord's approval shall not be unreasonably withheld in light of the present use and type of buildings on the Premises. Tenant shall bear all costs and expenses associated with construction of said additional structures or buildings. Ownership of any buildings built and permanently attached to the Premises shall revert to Landlord, and Tenant agrees to execute any documents necessary to convey title to said buildings to Landlord. Ownership of structures moved to or constructed on the Premises which may be readily relocated shall remain with Tenant. Tenant shall have, the right to remove said movable structures at any time upon thirty
(30) days prior written notice to Landlord. Tenant shall not be charged any additional rent for the newly constructed or moved structures.

     18.  Condemnation.  If all or any substantial portion of the Leased
          ------------
Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof (hereinafter "condemnation"), Landlord or Tenant shall have the right at its option to terminate this Lease. In the event of such a termination, the rights and liabilities of the parties shall be determined and adjusted as of the date the condemning authority has a right to possession, and the Lease shall terminate. Upon such termination, Tenant shall surrender possession of the Leased Premises to Landlord. Any such termination may be made by notice in writing of its option to terminate the Lease given within sixty (60) days following the date on which the parties received notice of the proposed taking.

     A condemnation of a substantial portion of the Leased Premises shall be deemed to be any of the following:

          18.1. If twenty-five percent (25%) or more of the value of the Premises is taken in the condemnation; or

          18.2. If regardless of the value of the amount of the Premises taken, the cost of repairing and restoring the remainder of the Premises for Tenant's use exceeds twenty-five percent (25%) of the value of the entire Premises prior to condemnation or in Tenant's good faith opinion the condemnation has rendered the remaining Premises unusable for Tenant's actual use of the Premises.

For purposes of this Article 18, the value of the Premises shall be the quotient determined by dividing the total annual minimum rent by ten percent (10%). If less than all or a substantial portion of the Premises is taken by condemnation, then, at Landlord's option, the Lease shall remain in full force and effect subject to the provisions set forth below. If either party cannot or does not elect to terminate this Lease as aforesaid, this Lease shall be and remain unaffected by any such condemnation, except that the rent shall be equitably abated to the extent that Tenant is deprived of use of the Premises. In the event that the Lease is not terminated, Landlord will, at its expense, restore with reasonable diligence the remaining portions of the Premises as nearly as practicable to the condition they were in prior to such condemnation, provided, however, that there are sufficient condemnation proceedings available to Landlord to restore the Premises, and provided further that the requirement to restore the Premises shall not extend to any furnishings, fixtures, or equipment which Tenant had previously installed in the Premises, whether or not title to such items had passed to. Landlord under other provisions of this Lease.

     Landlord reserves, and shall be entitled to receive, the entire damage award in the condemnation proceedings. Tenant hereby specifically grants and assigns to Landlord any interest which Tenant may have in or to any portion of such award by virtue of Tenant's leasehold estate. Notwithstanding the foregoing, Tenant shall be entitled to claim compensation for Tenant's moving expenses and the value of Tenant's trade fixtures so long as title to such fixtures has not passed to Landlord in accordance with other provisions of this Lease.

     19.  Inspection Fees. Tenant shall, during the term of this Lease, pay all
          ---------------
fees due the city, county, or state, on account of any inspection made on or about the Leased Premises by any officer of said city, county, or state, which inspections are in relation to the use and occupancy of said Premises by Tenant or the conduct of the business of Tenant therein.

     20.  Liens and Insolvency. Tenant shall keep the Leased Premises free from
          --------------------
any and all liens, claims, and encumbrances arising out of Tenant's use and occupancy of the Premises or out of any work performed, materials furnished or obligations incurred by Tenant, including taxes. Tenant has no authority to incur any debt or charge against Landlord or Landlord's property. Tenant has no authority to create any lien against the Leased Premises for any work performed or materials furnished for or on behalf of Tenant. If Tenant becomes insolvent or bankrupt, or if a receiver is appointed, then Tenant shall be in default under the terms of this Lease, and Landlord may terminate this Lease at its option in accordance with Paragraph 22 hereof.

     21.  Signs and Advertising. Tenant may erect and install or otherwise
          ---------------------
utilize signs, symbols and other advertising or decorative matter visible from the exterior of the Premises in accordance with applicable sign ordinances. At the termination of this Lease, all such signs, symbols and advertising matter attached to or painted by Tenant upon the Premises, whether on the exterior or interior thereof, shall be removed by Tenant at its own expense. Tenant shall repair any damage or injury to the Premises and correct any unsightly condition, caused by the maintenance or removal of any sign.

     22.  Landlord's Access. Landlord hereby reserves and Tenant hereby grants
          -----------------
to said Landlord or Landlord's agents, the right to enter the Leased Premises upon reasonable notice at all reasonable times for the purpose of inspecting the Premises and making necessary repairs when Tenant fails or refuses to make the same, but this right, or the granting of the same, shall not be construed as an agreement on the, part of the said Landlord to make any repairs whatsoever. Landlord, or Landlord's agents, shall have the right to place and maintain "For Lease" signs upon the said Premises for a period of 90 days prior to the expiration of this Lease.

     23.  Default, Cancellation & Re-Entry.
          --------------------------------

          23.1.  Payments Deemed Rent. Time is of the essence hereof. Any
                 --------------------
payment due Landlord from Tenant hereunder shall be deemed rent. Unpaid rent and any other payment due Landlord hereunder, which is not paid within ten (10) days after such sum is due, shall bear interest at the rate of one and one-half percent (1.5%) per month or the maximum lawful rate of interest, whichever is less, from the original due date until paid.

          23.2.  Termination of Lease. If Tenant fails to keep and perform any
                 --------------------
of the covenants herein contained, Landlord may terminate this Lease upon giving the notice required by law, and re-enter said Premises, but notwithstanding such re-entry by Landlord, the liability of Tenant for the rent provided herein shall not be extinguished for the balance of the term of this Lease. Upon such termination, Landlord may recover from Tenant the following:

                 23.2.1.  Unpaid Rent at Termination. The unpaid rent,
                          --------------------------
additional rent and all other amounts that had been earned at the time of termination.

                 23.2.2.  Unpaid Rent at Award. The worth at the time of award
                          --------------------
of the amount by which the reasonable value of the unpaid rent and additional rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided.

                 23.2.3.  Future Rent. The worth at the time of award of the
                          -----------
amount by which the reasonable value of the unpaid rent and additional rent for the balance of the term of this Lease exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and

                 23.2.4.  Other Amounts. Any other amount necessary to
                          -------------
compensate Landlord for all losses proximately caused by Tenant's failure to perform his obligations under this Lease or that in the ordinary course of events would be likely to result therefrom.

          23.3.  Terms Defined. As used in this Paragraph 22, the following
                 -------------
terms are defined as follows:

                 23.3.1.  "Worth at the Time of Award." The "worth at the time
                           --------------------------
of award," of the amounts referred to in subparagraphs 23.2.2 and 23.2.3 is computed by allowing interest at the lesser of the rate of interest specified in subparagraph 23.1 or the maximum lawful rate. The "worth at the time of award" of the amount referred to in subparagraph 23.2.3 is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                 23.3.2.  "Time of Award." The "time of award" as used in
                           ----------------------------------------------
paragraph 23.2 is the date on which judgment is entered by a court of competent
-------------------------------------------------------
jurisdiction.

                 23.3.3.  "Reasonable Value." The "reasonable value" of the
                           ----------------
amount referred to in subparagraph 23.2.2 is computed by determining the mathematical product of (1) the "reasonable annual rental value" (as herein defined) and (2) the number of years, including fractional parts thereof, between the date of termination and the time of award. The "reasonable value" of the amount referred to in subparagraph 23.2.3 is computed by determining the mathematical product of (1) the "reasonable annual rental value" (as herein defined) and (2) the number of years, including fractional portions thereof, remaining in the balance of the term of this Lease after the time of award. As used in this subsection the term "reasonable annual rental value" is computed by obtaining the sum of the three following components: (1) the minimum annual rental; plus (2) all additional rent, paid or payable during the calendar year immediately preceding the time of award.

                 23.3.4.  Tenant's Personal Property. If upon re-entry by
                          --------------------------
Landlord, there remains any personal property of Tenant or others upon the Premises, Landlord may (but without the obligation to do so) remove said personal property and place the same in a public warehouse or storage, as may be reasonable, at the expense and risk of the owners thereof. Tenant shall reimburse Landlord for any expense incurred by Landlord in connection with said removal and/or storage. Tenant covenants and agrees to make good to Landlord any deficiency arising from a re-entry and reletting of the Premises, including the costs of any necessary renovation and alteration of the Premises, and that portion of any leasing commission paid by Landlord and applicable to the unexpired lease term of the Lease. Tenant shall pay such deficiency each and every month as the amount thereof is ascertained by Landlord.

                 23.3.5.  Notice of Default. Tenant shall be and remain liable
                          -----------------
to Landlord for any and all cost, damage or expense caused by Tenant's breach of any covenant or agreement contained herein. Prior to declaring a default under the terms of this Lease, Landlord shall give Tenant thirty (30) days' written notice of the default, except a default in the payment of rent or additional rent or in the event Tenant fails to maintain insurance as required hereunder, in which case the written notice shall be only five (5) days. In the event such default is not cured within said thirty (30) days, or within five (5) days in the case of a default in minimum rent or additional rent, Landlord may proceed to take any and all action which is available to it under the terms of this Lease or at law to protect its rights as Landlord, provided, that if the nature of said non-monetary default is such that it cannot be cured within a period of thirty (30) days in the exercise of due diligence by Tenant, then Tenant shall have such additional time as may be required to accomplish the cure of said default in the exercise of reasonable diligence.

                 23.3.6.  Attorneys' Fees. If any arbitration or litigation is
                          ---------------
brought to interpret or enforce any of the covenants or agreements of this Lease or to recover damages or otherwise, the prevailing party in such arbitration or litigation, including any bankruptcy court proceedings and any appeal, shall be entitled to an award of all costs, expenses, and reasonable attorneys' fees.

     24.  Assignment and Subletting.
          -------------------------

          24.1.  Assignment. This Lease may not be assigned, in whole or in
                 ----------
part, for security or otherwise, and no assignment shall be effective, without the written consent of Landlord. If notice of any proposed assignment is given to Landlord at least sixty (60) days prior to its proposed effective date, together with the instrument proposed to evidence such assignment, which instrument contains the agreement of any assignee to assume and be bound by all of the terms, conditions and covenants of this Lease to be performed by Tenant, in a form satisfactory to Landlord, then Landlord shall not unreasonably withhold its consent to the assignment. If consent is once given by the Landlord to the assignment of this Lease, or any interest therein, Landlord shall not be barred from afterwards refusing to consent to any further assignment. This Lease shall not be assignable by operation of law, nor at any time when a default has occurred and is continuing. If Tenant is a corporation, then any transfer of this Lease from Tenant by merger, consolidation or liquidation and any change in ownership or power to vote the majority of its outstanding voting stock, shall constitute an assignment for the purpose of this section, provided that, subject to Tenant's compliance with the notice and assumption requirements set forth above, Landlord agrees to consent to any transfer of Tenant's interest under this Lease to any entity which owns and controls Tenant or which is owned and controlled by Tenant.

          24.2.  Subletting. The Leased Premises may not be sublet, in whole or
                 ----------
in part, and no subletting shall be effective, without the written consent of Landlord. If notice of any proposed subletting is given to Landlord at least sixty (60) days prior to its proposed effective date, together with instrument proposed to evidence such subletting, then Landlord shall not unreasonably withhold its .consent to the subletting. If consent is once given by the Landlord to any subletting, Landlord shall not be barred from afterwards refusing to consent to any further subletting. Notwithstanding the foregoing, no subletting shall be permitted at any time when default has occurred and is continuing.

          24.3.  Further Conditions. In addition, and as a further condition of
                 ------------------
the approval and effectiveness of any sublease, the minimum rent otherwise payable under this Lease shall be increased, in the case of a sublease, to an amount equal to the total of all amounts payable by the subtenant to the Tenant in excess of the otherwise payable minimum rent, (less the amount of additional rent payable by subtenant for its share of taxes, utilities and similar charges). Such increased minimum rent shall be paid to Landlord beginning on the effective date of such sublease or other transfer, and the additional rent and all other charges payable under this Lease shall remain in effect as provided herein.

          24.4.  Tenant Remains Liable. Notwithstanding any assignment, sublease
                 ---------------------
or transfer, the original Tenant shall remain fully liable under this Lease for the payment of all sums due and the performance of all terms and covenants of this Lease. Any increased minimum rent payable pursuant to the preceding provisions of this section shall remain in effect until a higher minimum rent otherwise provided herein, if so provided, would be payable.

          24.5.  Reimbursement of Expenses. Tenant shall reimburse Landlord for
                 -------------------------

Landlord's reasonable expenses including attorney's fees incurred in conjunction with the processing and documentation of any requested assignment or subletting.

     25.  Expiration of Lease. Tenant covenants and agrees to surrender the
          -------------------
Leased Premises without notice at the expiration of the term of this Lease in the same or better condition as when first obtained by Tenant, reasonable wear and tear and damage by insurable risks excepted. Tenant further agrees to remove all of its personal property from said Premises, to clean the Premises and to deliver to Landlord all keys to the Premises at the expiration of the term. At the expiration or earlier termination of this Lease, Landlord shall have the right, but not the obligation, to remove from the Leased Premises all personal property located therein, and may store the same in any place selected by Landlord, including, but not limited to, a public warehouse, at the expense and risk of the owner thereof.

     26.  Hold-Over. If Tenant shall, with the written consent of Landlord, hold
          ---------
over after the expiration of the term of this Lease, such tenancy shall be for an indefinite term on a month to month tenancy, which tenancy may be terminated as provided by the laws of the State of Washington. During such tenancy, Tenant agrees to pay to Landlord rent in an amount equal to one hundred fifty percent (150%) of the rent payable prior to the expiration of the Lease term, unless a different rate is agreed upon, and to be bound by all of the terms, covenants, and conditions as herein specified, so far as applicable.

     27.  Bankruptcy. If at any time: (a) Tenant makes any general assignment or
          ----------
general arrangement for the benefit of creditors; (b) Tenant files or has filed against it a petition in bankruptcy, including reorganization or arrangement, or
(c) a trustee or receiver is appointed to take possession of any of Tenant's assets located at the Premises or of Tenant's interest in this Lease, then Landlord may, if Landlord so elects, at any time thereafter, terminate this Lease upon giving to Tenant ten (10) days notice in writing of Landlord's intention to do so, and this Lease shall expire and come to an end at the date fixed in such notice as if the date were the date originally fixed in this Lease for the expiration hereof. If the Landlord does not exercise the foregoing option to terminate or if it is precluded by law from doing so, then this Lease, being a lease of nonresidential real property, shall be deemed rejected and terminated by Tenant pursuant to Section 365(d)(4) of the United States Bankruptcy Code, as now in effect or as hereafter amended, unless Tenant shall have affirmatively and after notice and a hearing obtained a bankruptcy court order assuming the Lease in full, curing all past defaults, and providing adequate assurances of future performance.

     28.  Late Charge. Tenant acknowledges that late payment by Tenant to
          -----------
Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Therefore, in the event Tenant should fail to pay any installment of rent or any other sum due hereunder within ten (10) days after such sum is due, Tenant-shall pay to Landlord as additional rent a late charge equal to five percent (5%) of each such installment or sum. Waiver of said five percent (5%) late charge with respect to any installment or sum shall not be deemed to constitute a waiver with respect to any subsequent installment or sum so due.

     29.  Notices. All notices under and payments made pursuant to this Lease
          -------
shall be given or made to the respective parties hereto at the following addresses:

     TO LANDLORD:        Zaser & Longston, Inc.
                         1802 136th Place N.E.
                         Bellevue, WA 98005


     TO TENANT:          Primex Aerospace Company
                         11441 Willows Rd.
                         P.O. Box 97009
                         Redmond, WA 98073-9709

unless by prior notice hereunder a different person or address shall have been specified for such purpose, in which event, notices and payments shall be made as so specified. All notices shall be in writing and shall be deemed to have been effectively given upon the receipt thereof if delivered by hand or sent by ordinary mail, or upon the mailing thereof if mailed by certified mail, return receipt requested, addressed as above specified.

     30.  Arbitration.
          -----------

          30.1.  Matters Subject to Arbitration. The parties agree that
                 ------------------------------
potential disputes and issues between Landlord and Tenant regarding the meaning and interpretation of certain provisions of this Lease and the correct determination or calculation of certain amounts due hereunder should be resolved by arbitration, not litigation. Accordingly, the parties agree that, with the exception of the matters described in Section 30.3, disputes and issues arising out of this Lease shall be subject to arbitration, unless otherwise mutually agreed.

          30.2.  Arbitration Procedure. Any arbitration specified in this Lease
                 ---------------------
shall be conducted in Seattle, Washington or other mutually acceptable location by one (1) arbitrator selected in accordance with the arbitration rules of the American Arbitration Association ("AAA") or other mutually acceptable dispute resolution or arbitration service. The arbitrator shall be selected from the panel of qualified commercial arbitrators in accordance with the rules of the AAA. The arbitrator shall render his decision within thirty (30) days after the scheduled arbitration hearing. The decision of the arbitrator shall be final, binding and conclusive upon the parties, and a judgment may be rendered thereon in any court having jurisdiction over the Leased Premises and the parties hereto. Landlord and Tenant shall each pay one half (1/2) of the cost and expense of the AAA and its arbitrator for such arbitration, provided that the arbitrator shall have authority to award to the prevailing party in the arbitration its reasonable attorneys' fees and all costs of arbitration including the fees of the arbitrator.

          30.3.  Matters Not Subject to Arbitration. There shall be no
                 ----------------------------------
arbitration of issues, disputes or matters except those identified in Section
29.1 above as matters to be resolved by
arbitration unless Landlord and Tenant agree in writing to arbitrate other matters. Even if a matter is otherwise subject to arbitration, at the election of either Landlord or Tenant, the following matters shall not be submitted to arbitration:

                 30.3.1. Claims or causes of action in equity or seeking primarily equitable relief;

                 30.3.2. Causes of action or claims which, in the aggregate of all actions or claims in the proceeding, seek damages or relief in excess of Twenty Five Thousand Dollars ($25,000.00);

                 30.3.3. Proceedings in which a party or parties other than Landlord and Tenant are joined or are required to be joined under applicable law; or

                 30.3.4. Unlawful detainer or other possessory actions following Tenant's default.

A party shall make its election to proceed with legal action, instead of arbitration by notice, in writing, (i) if the party making the election is the moving party, then at least five (5) days prior to such party's institution of legal proceedings; or (ii) if the party making the election is not the moving party, then within ten (10) days after receipt of the other party's demand for arbitration.

     31.  Tenant's Option to Terminate. On the condition that (a) no default
          ----------------------------
exists at the time Tenant gives its early termination notice or at the expiration of the first five (5) Lease Years on June 30, 2003, and (b) Tenant pays Landlord the early termination payment described herein, Tenant shall have the right and option to terminate the lease at the expiration of the first five
(5) Lease Years on June 30, 2003 ("Early Termination") as provided herein. Tenant may exercise its Early Termination option only by (i) giving Landlord not less than six 6) months' prior written notice of its Early Termination election and (ii) paying Landlord on or before June 30, 2003, the sum of (y) $650,000.00, plus (z) an amount equal to additional rent attributable to any Capital Improvement otherwise payable during the last five (5) years of the lease term as provided in Paragraph 16 above (collectively the "Early Termination Payment"). If Tenant exercises its Early Termination option and makes the early termination payment required hereunder, the minimum rent and all other obligations under the lease shall be paid and performed as of the date of termination, June 30, 2003, and the lease shall then terminate.

     32.  Non-Waiver of Breach. The failure of Landlord or Tenant to insist upon
          --------------------
strict performance of any of the covenants and agreements of this Lease by the other party, shall not be construed to be a waiver or relinquishment of any such, or any other covenants or agreements, but the same shall be and remain in full force and effect during the term of this Lease.

     33.  Successors. The covenants and agreements of this Lease shall be
          ----------
binding upon the successors and assigns of the parties hereto.

     34.  Quiet Enjoyment. Landlord covenants that if and so long as Tenant pays
          ---------------
the minimum rent, additional rent and all other sums due hereunder and performs all of the covenants, conditions and agreements aforesaid, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term aforesaid, subject, however, to the terms of this Lease.

     35.  Captions. The words "Landlord" and "Tenant" as used herein shall
          --------
include the plural as well as both genders. The paragraph headings of this Lease are not part of this Lease and, shall have no affect upon the construction or interpretation of any part hereof.

     36.  Governing Law. This Lease shall be governed by and construed pursuant
          -------------
to the laws of the State of Washington.

     37.  Limitation of Liability. In the event of any default by Landlord
          -----------------------
hereunder, Tenant shall look only to Landlord's interest in the Leased Premises for the satisfaction of Tenant's remedies; and no other property or assets of Landlord shall be subject to levy, execution or other 'enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease.

     38.  Partial Invalidity. Any provision of this Lease which shall prove to
          ------------------
be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

     39.  Corporate Authority. If Tenant is a corporation, each individual
          -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall, upon execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease. Landlord is a corporation, and Landlord agrees to deliver to Tenant upon execution of this Lease similar evidence of corporate authority to execute this Lease.

     40.  Entire Agreement. There are no verbal or other agreements (unless
          ----------------
attached hereto) which modify or affect this Lease. This Lease supersedes any and all prior agreements executed by or on behalf of the parties hereto regarding the Premises. Neither Landlord nor Tenant shall be bound by any understanding, agreement, promise or representation, expressed or implied, not specified herein or attached hereto.

     IN WITNESS WHEREOF, the, parties hereto have executed this Lease the day and year first written above.

LANDLORD:                          ZASER & LONGSTON, INC.


                                   By:    /s/
                                       ------------------------------
                                         Name:  Greg D. Zaser
                                         Title   President


TENANT:                            PRIMEX AEROSPACE COMPANY


                                   By:    /s/
                                       ------------------------------
                                         Name: W.W. Smith
                                         Title: President


STATE OF WASHINGTON)
                      ) ss.
COUNTY OF KING        )

     On this 11/th/ day of March, 1998, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Greg D. Zaser to me known to be the President of ZASER & LONGSTON, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS MY HAND AND OFFICIAL SEAL the day and year first above written.


                                       /s/
                              -----------------------------------
                              Printed Name: Judith Y. Plute
                              NOTARY PUBLIC in and for the State
                              of Washington residing at ISSAQUAH
                              My Commission expires: 7/28/2001

STATE OF WASHINGTON   )
                         ) ss.
COUNTY OF KING           )

     On this 10/th/ day of March, 1998, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared W.W. Smith to me known to be the President of PRIMEX AEROSPACE COMPANY, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

     WITNESS MY HAND AND OFFICIAL SEAL the day and year first above written.


                                       /s/
                              -----------------------------------
                              Printed Name: Linda J. Vincent
                              NOTARY PUBLIC in and for the State
                              of Washington residing at Redmond, WA
                              My Commission expires: 01/06/2000

                                   EXHIBIT A

                               LEGAL DESCRIPTION


That part of Larson Air Force Base located in the South half of Sections 15 and 16, Township 20 North, Range 28 E.W.M., Grant County, Washington, described as follows:

Beginning at a point 16,950.89 feet North and 2,822.58 feet West of the Southeast corner of Section 33, Township 20 North, Range 28 E.W.M., (whose Washington State Grid South zone coordinates are Y=674047.08 - X=2298909.20 and are referred to U.S.C. & G.S. Station "SPAD" whose Washington State Grid South zone coordinates are Y=676911.66 - X=2288625.74); thence South 72 degrees 40 feet 29 inches East, a distance of 2,526.41 feet; thence North 17 degrees 18 feet 57 inches East, a distance of 813.11 feet; thence South 72 degrees 42 feet 41 inches East, a distance of 51.31 feet, to the P.C. of a curve to the right having a radius of 369.31 feet; thence Southeasterly along said curve through a central angle of 24 degrees 32 feet 20 inches for a distance of 158.17 feet; thence North 17 degrees 18 feet 57 inches East, a distance of 158.93 feet; thence North 72 degrees 41 feet 3 inches West, a distance of 475.21 feet; thence North 17 degrees 18feet 57 inches East, a distance of 147.20 feet; thence North 72 degrees 41 feet 3 inches West, a distance of 2,525.51 feet; thence South 17 degrees 17 feet 48 inches West, a distance of 1,085.51 feet; thence South 72 degrees 40 feet 29 inches East, a distance of 269.24 feet to the point of beginning.